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                                  ESCROW AGREEMENT


     THIS AGREEMENT made this 18th day of January, 1996

AMONG:

           ST. MARY MINERALS INC., AND GREGORY A. HAHN, each of Suite 1100, 1776 Lincoln Street, Denver, Colorado U.S.A. 80203 and MATTHEW J. MASON, JOHN E. ROBINS and
           FREDERIC G. HEWETT, each of Suite 860, 625 Howe Street, Vancouver, B.C. V6C 2T6, JOHN W. IVANY of King City,
           Ontario

           (hereinafter jointly and severally called the "SECURITY HOLDERS")

                                                              OF THE FIRST PART

AND

           PACIFIC CORPORATE TRUST COMPANY, of Suite 830,
           625 Howe Street, Vancouver, British Columbia V6C 3B8

           (hereinafter called the "TRUSTEE")

                                                             OF THE SECOND PART

AND

           SUMMO MINERALS CORPORATION, of Suite 860, 625
           Howe Street, Vancouver, British Columbia V6C 2T6

           (hereinafter called the "ISSUER")

                                                              OF THE THIRD PART

AND

           THE TORONTO STOCK EXCHANGE, of The Exchange
           Tower, 2 First Canadian Place, Toronto, Ontario M5X 1J2

           (hereinafter called the "EXCHANGE")

                                                             OF THE FOURTH PART

     WHEREAS the Security Holders presently own or are about to receive securities of the Issuer;

     AND WHEREAS in furtherance of complying with the requirements of the Exchange, the security holders are desirous of depositing in escrow certain securities of the Issuer owned or to be received by them;

     AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

     NOW THEREFORE this Agreement witnesseth that in consideration of the aforesaid agreements, and of the sum of one dollar ($1.00) now paid by the parties hereto, each to the other (receipt of which sum the parties do hereby respectively acknowledge each to the other) the Security Holders jointly and severally covenant and agree with the Issuer and with the Trustee and the Issuer and the Trustee covenant and agree each with the other and with the Security Holders jointly and severally as follows:

1. Each of the Security Holders hereby places and deposits in escrow those of its securities of the Issuer which are represented by the certificates described or referred to in Schedule "A" hereto with the Trustee and, inasmuch as he is legally able to do so, in respect of existing restrictions on the delivery of such certificates (such as R.R.S.P. restrictions) hereby undertakes and agrees forthwith to deliver those certificates (including any replacement securities or certificates if and when such are issued or allotted) to the Trustee for deposit in escrow.

2. The parties hereby agree that the securities and the beneficial ownership of or any interest in them and the certificates representing them (including any replacement certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the express consent, order or direction in writing of the Exchange being first had and obtained or except as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Trustee shall hold the said certificates subject to this agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof. It is understood that the Exchange has consented to a release from escrow of the securities on a PRO
RATA basis as follows:

     (a) one-third on the first anniversary of the date of listing of the Issuer's common shares on the Exchange;

     (b) an additional one-third on the second anniversary of the date of listing of the Issuer's common shares on the Exchange; and

     (c) the remaining one-third on the third anniversary of the date of listing of the Issuer's common shares on the Exchange.

3. The Security Holders hereby direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any transfer, hypothecation or alienation thereof except with and as directed by the written consent, order or direction of the Exchange. The Trustee hereby accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof and the written consents, orders or directions of the Exchange.

4. If during the period in which any of the said securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the escrowed securities, any such dividend shall be forthwith paid or transferred to the respective Security Holders entitled thereto.

5. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

6. The Security Holders hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

7. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance.

8. If the Trustee should wish to resign, it shall give at least six months notice to the Issuer, which may, with the written consent of the Exchange, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

9. The written consent, order or direction of the Exchange as to a release from escrow of all or part of the said securities shall terminate this agreement only in respect to those securities so released. For greater certainty, this clause does not apply to securities transferred within escrow.

10. If the Issuer is delisted by the Exchange, thereafter any consent, order or direction of the Exchange herein required will, instead, require the consent, order or direction of the Ontario Securities Commission.

11. This agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

12. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

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                                       4

13. This agreement shall inure to the benefit and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns.

     IN WITNESS whereof the parties hereto have executed these presents the day and year first above written.


The COMMON SEAL of ST. MARY          )
MINERALS INC. was hereunto affixed   )
in the presence of:                  )
                                     )
                                     )
/s/ [ILLEGIBLE]                      )                           c/s
----------------------------         )
                                     )
                                     )
/s/ JAMES C. ROBERTSON               )
-----------------------------        )


SIGNED, SEALED and DELIVERED by      )
GREGORY A. HAHN in the presence of:  )
                                     )
/s/  JENNIFER M. JAMES               )
-----------------------------        )             /s/  GREGORY A. HAHN
Name                                 )             -----------------------
                                     )             GREGORY A. HAHN
15570 Wintergreen Pl.                )
-----------------------------        )
Address                              )
                                     )
Clerical Assistant                   )
-----------------------------        )
Occupation                           )


SIGNED, SEALED and DELIVERED by      )
MATTHEW J. MASON in the              )
presence of:                         )
                                     )
/s/  [ILLEGIBLE]                     )
-----------------------------        )             /s/  MATTHEW J. MASON
Name                                 )             -----------------------
                                     )             MATTHEW J. MASON
[ILLEGIBLE]                          )
-----------------------------        )
Address                              )
                                     )
[ILLEGIBLE]                          )
-----------------------------        )
Occupation                           )

SIGNED, SEALED and DELIVERED by      )
JOHN E. ROBINS in the presence of:   )
                                     )
/s/  JENNIFER M. JAMES               )
-----------------------------        )             /s/  JOHN E. ROBINS
Name                                 )             -----------------------
                                     )             JOHN E. ROBINS
15570 Wintergreen Pl.                )
-----------------------------        )
Address                              )
                                     )
Clerical Assistant                   )
-----------------------------        )
Occupation                           )


SIGNED, SEALED and DELIVERED by      )
FREDERIC G. HEWETT in the            )
presence of:                         )
                                     )
/s/  JENNIFER M. JAMES               )
-----------------------------        )             /s/ FREDERIC G. HEWETT
Name                                 )             -----------------------
                                     )             FREDERIC G. HEWETT
15570 Wintergreen Pl.                )
-----------------------------        )
Address                              )
                                     )
Clerical Assistant                   )
-----------------------------        )
Occupation                           )


SIGNED, SEALED and DELIVERED by      )
JOHN W. IVANY in the presence of:    )
                                     )
                                     )
-----------------------------        )             /s/  JOHN W. IVANY
Name                                 )             -----------------------
                                     )             JOHN W. IVANY
                                     )
-----------------------------        )
Address                              )
                                     )
                                     )
-----------------------------        )
Occupation                           )

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                                       6


The COMMON SEAL of PACIFIC           )
CORPORATE TRUST COMPANY was          )
hereunto affixed in the              )
presence of:                         )
                                     )
/s/ [ILLEGIBLE]                      )                        c/s
----------------------------         )

/s/ [ILLEGIBLE]                      )
----------------------------         )

The COMMON SEAL of SUMMO             )
MINERALS CORPORATION was             )
hereunto affixed in the              )
presence of:                         )
                                     )
/s/ GREGORY A. HAHN                  )                        c/s
----------------------------         )
                                     )
/s/ [ILLEGIBLE]                      )
----------------------------         )

THE TORONTO STOCK EXCHANGE

Per:

/s/ [ILLEGIBLE]
----------------------------
Authorized Signatory


This is page 6 to that certain Escrow Agreement between ST. MARY MINERALS INC., GREGORY A. HAHN, MATTHEW J. MASON, JOHN E. ROBINS, FREDERIC G. HEWETT, JOHN W. IVANY, PACIFIC CORPORATE TRUST COMPANY, SUMMO MINERALS CORPORATION and THE TORONTO STOCK EXCHANGE dated as of the 18th day of January, 1996.

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                                     7

                                SCHEDULE "A"

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       NAME OF                 BENEFICIAL           NUMBER OF      CERTIFICATE
   SECURITY HOLDER               OWNER             SECURITIES        NUMBER
   ---------------             ----------          ----------      -----------

ST. MARY MINERALS INC.    St. Mary Minerals Inc.    6,771,002
1100-1776 Lincoln Street
Denver, Colorado
U.S.A. 80203

MATTHEW J. MASON          Matthew J. Mason          1,084,568
1930 Nelson Avenue
West Vancouver, B.C.
V7V 2P4

JOHN E. ROBINS            John E. Robins              517,423
860, 625 Howe Street
Vancouver, B.C.
V6C 2T6

FREDERIC G. HEWETT       Frederic G. Hewett            70,307
860, 625 Howe Street
Vancouver, B.C.
V6C 2T6

JOHN IVANY              John Ivany                     64,687

King City, Ontario

GREGORY A. HAHN         Gregory A. Hahn                12,000
1100-1776 Lincoln Street
Denver, Colorado
U.S.A. 80203

                                                    ---------
                                        TOTAL       8,519,987
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